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                                                                    Exhibit 2(d)

                              [CERTIFICATE BORDER]

    COMMON STOCK                                                COMMON STOCK
PAR VALUE $.01 PER SHARE                                PAR VALUE $.01 PER SHARE
     NUMBER CD                                                     SHARES

THIS CERTIFICATE IS TRANSFERABLE IN
 PHILADELPHIA, PA AND NEW YORK, NY

[CHARTWELL DIVIDEND AND INCOME FUND, INC. LOGO]

INCORPORATED UNDER THE LAWS OF THE
        STATE OF MARYLAND

                                                    CUSIP 16139P 10 4
                                           SEE REVERSE FOR CERTAIN DEFINITIONS

                    CHARTWELL DIVIDEND AND INCOME FUND, INC.

This certifies that ______________________ is the owner of __________________.

                              CERTIFICATE OF STOCK

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF


Chartwell Dividend and Income Fund, Inc. (the "Corporation"), transferable on the books of the Corporation by the owner hereof in person or by duly authorized attorney upon surrender of this Certificate to properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.


     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Michael P. Malloy
       SECRETARY


/s/ Timothy J. Riddle
     VICE PRESIDENT


COUNTERSIGNED AND REGISTERED:
  PNC BANK, NATIONAL ASSOCIATION
         (Phila., PA)
            TRANSFER AGENT AND REGISTRAR
BY


AUTHORIZED SIGNATURE



CHARTWELL DIVIDEND AND INCOME FUND INC.
            CORPORATE SEAL 1998
                 MARYLAND
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                    CHARTWELL DIVIDEND AND INCOME FUND, INC.

     The Corporation is authorized to issue two or more classes and series of stock. The Corporation will furnish to any stockholder, on request and without charge, a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue, and, with respect to any preferred or special class in series, of the differences in the relative rights and preferences between the shares of each series to the extent they have been set and the authority of the Board of Directors to set the relative rights and preferences of subsequent series.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM -- as tenants in common             UNIF GIFT MIN ACT --     Custodian        UNIF TRAN MIN ACT --     Custodian
TEN ENT -- as tenants by the entireties                          ----          ----                        ----          ----
JT TEN  -- as joint tenants with right of                       (Cust)       (Minor)                      (Cust)       (Minor)
           survivorship and not as tenants              under Uniform Gifts to Minors             under Uniform Transfers to Minors
           in common                                             Act                                      Act
                                                                    -----------------                         -----------------
                                                                        (State)                                    (State)
                                     Additional abbreviations may also be used though not in the above list.
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     For value received,                   hereby sell, assign and transfer unto
                         -----------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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--------------------------------------------------------------------------------

------------------------------------------------------------------------- Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
      -------------------


                                      X ----------------------------------------
                              NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                      CORRESPOND WITH THE NAME AS WRITTEN UPON
                                      THE FACE OF THE CERTIFICATE IN EVERY
                                      PARTICULAR, WITHOUT ALTERATION OR
                                      ENLARGEMENT OR ANY CHANGE WHATEVER.


             SIGNATURE(S) GUARANTEED: ----------------------------------------
                                      THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                      AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                      STOCKBROKERS, SAVINGS AND LOAN
                                      ASSOCIATIONS AND CREDIT UNIONS WITH
                                      MEMBERSHIP IN AN APPROVED SIGNATURE
                                      GUARANTEE MEDALLION PROGRAM), PURSUANT TO
                                      S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

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
       AMERICAN BANK NOTE COMPANY                                    PRODUCTION COORDINATOR: BELINDA BECK: 216-830-2198
          680 BLAIR MILL ROAD                                                     PROOF OF JUNE 18, 1998
           HORSHAM, PA 19044                                                CHARTWELL DIVIDEND AND INCOME FUND
             (215) 657-3480                                                             H 57175 Bk
    SALES: C. SHARKEY: 302-731-7088                                                 OPERATOR: hj/koshy
/NET/BANKNOTE/HOME 11/C-4/CHARTWELL 57175                                                  REV.2

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